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                   CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form N-4 (File No. 33-76582) of our report, dated January 9, 1997, on our audits of the financial statements of Western-Southern Life Assurance Company Separate Account 1. We also consent to the reference to our firm under the caption "Experts."


/s/ Coppers & Lybrand L.L.P.

Cincinnati, Ohio
February 26, 1997